State Farm Mutual Fund Trust LifePath 2040 Fund	Summary Prospectus May 1, 2010

Ticker: SAUIX (Institutional Shares)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/retail_prosp/iProspectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm LifePath 2040 Fund (the “LifePath 2040 Fund” or the “Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	1.08%
Distribution [and/or Service] (12b-1 fees) fees	0.00%
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.41%
Less: Fee Waivers	-0.36%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.05%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive it management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through December 1, 2011 (the “contractual waiver”). BFA may not discontinue or modify this contractual waiver without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to provide an offsetting credit against the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that are paid by these Master Portfolios through December 1, 2011. Also, BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA and administrator of certain of the Underlying Funds, contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock and CoreAlpha Bond Master Portfolios to BTC in an amount equal to the independent expenses that are paid by these two Underlying Funds through December 1, 2011. BFA and BTC may not discontinue or modify this contractual waiver or these offsetting credits without the approval of the Board of Trustees of the Master Portfolios.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$107	$446	$771	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

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Principal Investment Strategies

The LifePath 2040 Fund invests all of its assets in the LifePath 2040 Master Portfolio which allocates and reallocates its assets among the Underlying Funds.

The LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2010, the LifePath 2040 Portfolio held approximately 88% of its assets in Underlying Funds that invest primarily in equity securities, 12% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject a fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for a fund’s investments may not be actively traded, which increases the risk that a fund’s investment adviser or sub-adviser may have difficulty selling securities a fund holds.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Interest Rate Risk and Call Risk.    The risk that the bonds a fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, a fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•	Prepayment Risk. The risk that homeowners or consumers may repay mortgage or consumer loans, which may affect the yield of mortgage- or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. A fund’s investments in securities issued by U.S. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

•

High Yield, High Risk Securities.    Bonds that are in low or below investment-grade categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

•

Liquidity Risk.    The investment adviser or sub-adviser to a fund may have difficulty selling securities a fund holds at the time it would like to sell, and at the value a fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds a fund holds will decline in value due to falling interest rates.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Trust, the Manager or to the Trust’s sub-advisers, a fund that attempts to match the performance of a securities market index may hold stocks in companies that present risks that an investment adviser or sub-adviser researching individual stocks might avoid.

•	Market Trading Risks. Through its investments in the LifePath 2040 Master Portfolio, the Fund indirectly is subject to the risk that

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an active and liquid trading market may not develop or may cease to exist for Underlying Funds that are Exchange Traded Funds (“ETFs”). ETFs are listed and traded on securities exchanges. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV per share. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

•

Model Risk.    Although the investment model used to manage the Fund’s assets has been developed and refined over many years, neither the Fund nor BFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the Fund or BFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The LifePath 2040 Fund must maintain cash balances to meet redemption requests, which may lower overall fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. Sales loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 19.04%,

during the second quarter of 2009.

Worst quarter: -20.85%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

LifePath 2040 Fund	1-Year	5-Year	05/09/2003 to 12/31/2009
Return Before Taxes—Institutional	27.92%	1.18%	5.41%
Return After Taxes on Distributions—Institutional	27.49%	0.73%	4.96%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	18.47%	1.00%	4.64%
Blended Benchmark (reflects no deduction for fees, expenses, and taxes)	30.52%	2.15%	6.46%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	26.46%	0.42%	-0.02%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	5.93%	4.97%	5.77%

The blended benchmark is a hypothetical representation of the performance of the Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the Fund’s custom benchmark are adjusted quarterly to reflect the Fund’s changing asset allocations over time. As of December 31, 2009, the following indexes are used to calculate the Fund’s custom benchmark: S&P 500 Index®, S&P MidCap 400 Index, S&P SmallCap 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Developed Real Estate Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

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Portfolio Managers

	Name	Title	Length of Service
BFA	Dagmar Nikles	Director	Since 2005

	Leslie Gambon	Director	Since 2007

	Alan Mason	Managing Director	Since 2009

	Amy Whitelaw	Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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